EXHIBIT 1 - JOINT FILING AGREEMENT

                           Joint Filing Agreement

          The undersigned hereby agree that the Statement on Schedule 13D filed herewith (and any amendments thereto), relating to the common stock, par value $0.001 per share, of Bill Barrett Corporation, is being filed jointly with the Securities and Exchange Commission pursuant to Rule 13d-1(k)(1) under the Securities Exchange Act of 1934, as amended, on behalf of each such person.

December 27, 2004

                                      THE GOLDMAN SACHS GROUP, INC.


                                      By:  /s/ Ted Chang
                                          ------------------------------
                                           Name:  Ted Chang
                                           Title: Attorney-in-fact


                                      GOLDMAN, SACHS & CO.


                                      By:  /s/ Ted Chang
                                          ------------------------------
                                           Name:  Ted Chang
                                           Title: Attorney-in-fact


                                      GS ADVISORS 2000, L.L.C.


                                      By:  /s/ Ted Chang
                                          ------------------------------
                                           Name:  Ted Chang
                                           Title: Attorney-in-fact


                                      GOLDMAN, SACHS & CO. OHG


                                      By:  /s/ Ted Chang
                                          ------------------------------
                                           Name:  Ted Chang
                                           Title: Attorney-in-fact


                                      GOLDMAN, SACHS MANAGEMENT GP
                                      GMBH

                                      By:  /s/ Ted Chang
                                          ------------------------------
                                           Name:  Ted Chang
                                           Title: Attorney-in-fact


                                      GS EMPLOYEE FUNDS 2000 GP, L.L.C.

                                      By:  /s/ Ted Chang
                                          ------------------------------
                                           Name:  Ted Chang
                                           Title: Attorney-in-fact


                                      STONE STREET 2000, L.L.C.


                                      By:  /s/ Ted Chang
                                          ------------------------------
                                           Name:  Ted Chang
                                           Title: Attorney-in-fact


                                      GS CAPITAL PARTNERS 2000, L.P.


                                      By:  /s/ Ted Chang
                                          ------------------------------
                                           Name:  Ted Chang
                                           Title: Attorney-in-fact


                                      GS CAPITAL PARTNERS 2000 OFFSHORE, L.P.


                                      By:  /s/ Ted Chang
                                          ------------------------------
                                           Name:  Ted Chang
                                           Title: Attorney-in-fact


                                      GSCP 2000 OFFSHORE BBOG HOLDING


                                      By:  /s/ Ted Chang
                                          ------------------------------
                                           Name:  Ted Chang
                                           Title: Attorney-in-fact


                                      GSCP 2000 OFFSHORE BBOG HOLDING, L.P.


                                      By:  /s/ Ted Chang
                                          ------------------------------
                                           Name:  Ted Chang
                                           Title: Attorney-in-fact


                                      GS CAPITAL PARTNERS 2000 GMBH & CO.
                                      BETEILIGUNGS KG

                                      By:  /s/ Ted Chang
                                          ------------------------------
                                           Name:  Ted Chang
                                           Title: Attorney-in-fact


                                      GSCP 2000 GMBH BBOG HOLDING I


                                      By:  /s/ Ted Chang
                                          ------------------------------
                                           Name:  Ted Chang
                                           Title: Attorney-in-fact


                                      GSCP 2000 GMBH BBOG HOLDING II


                                      By:  /s/ Ted Chang
                                          ------------------------------
                                           Name:  Ted Chang
                                           Title: Attorney-in-fact


                                      GSCP 2000 GMBH BBOG HOLDING, L.P.


                                      By:  /s/ Ted Chang
                                          ------------------------------
                                           Name:  Ted Chang
                                           Title: Attorney-in-fact


                                      GS CAPITAL PARTNERS 2000 EMPLOYEE
                                      FUND, L.P.


                                      By:  /s/ Ted Chang
                                          ------------------------------
                                           Name:  Ted Chang
                                           Title: Attorney-in-fact


                                      STONE STREET FUND 2000, L.P.


                                      By:  /s/ Ted Chang
                                          ------------------------------
                                           Name:  Ted Chang
                                           Title: Attorney-in-fact


                                      STONE STREET BBOG HOLDING


                                      By:  /s/ Ted Chang
                                          ------------------------------
                                           Name:  Ted Chang
                                           Title: Attorney-in-fact


                                      GOLDMAN SACHS DIRECT INVESTMENT
                                      FUND 2000, L.P.

                                      By:  /s/ Ted Chang
                                          ------------------------------
                                           Name:  Ted Chang
                                           Title: Attorney-in-fact